UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2019

Benefit Street Partners Realty Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-55188	46-1406086
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

9 West 57th Street, Suite 4920

New York, New York 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 588-6770

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth under Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Barclays Bank Repo Facility

On March 15, 2019, Benefit Street Partners Realty Trust, Inc. (the “Company”), through its indirect wholly-owned subsidiaries BSPRT BB FLOAT, LLC and BSPRT BB FIXED, LLC (collectively, the “Sellers”), entered into a Master Repurchase Agreement (the “Barclays Repo Facility”) with Barclays Bank PLC (the “Buyer”). The Barclays Repo Facility provides up to $150.0 million in advances, subject to adjustment, and bears interest at a per annum base rate plus an applicable margin. At the Company's option, the Barclays Repo Facility may be upsized to provide up to $300.0 million in advances. The initial maturity date of the Barclays Repo Facility is March 15, 2022, with one 1-year extension at the Company’s option, which may be exercised upon the satisfaction of certain conditions.

The Barclays Repo Facility acts in the manner of a revolving credit facility that can be repaid as the Company’s assets are paid off and re-drawn as advances against new assets. The Company expects to use advances on the Barclays Repo Facility to finance the acquisition or origination of eligible loans, including first mortgage loans, junior mortgage loans, mezzanine loans, and participation interests therein.

In connection with the Barclays Repo Facility, the Company, through its wholly-owned subsidiary Benefit Street Partners Realty Operating Partnership, L.P. (the “Guarantor”), entered into a Guarantee Agreement, dated as of March 15, 2019 (the “Guarantee Agreement”) under which the Guarantor agreed to guarantee certain obligations of the Seller under the Barclays Repo Facility.

The Barclays Repo Facility and the Guarantee Agreement contain representations, warranties, covenants, conditions precedent to funding, events of default and indemnities that are customary for agreements of this type Seller.  In addition, the Guarantee Agreement requires the Guarantor to satisfy certain financial (including minimum net worth) requirements.

The Company will file the Barclays Repo Facility and the Guarantee Agreement with the Securities and Exchange Commission as exhibits to its Annual Report on Form 10-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENEFIT STREET PARTNERS REALTY TRUST, INC.

By:	/s/ Jerome S. Baglien
Name:	Jerome S. Baglien
Title:	Chief Financial Officer and Treasurer

Date: March 20, 2019